As filed with the Securities and Exchange Commission on January 10, 2005
Registration No. 333-121645

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Amendment No. 1

to
Form S-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Ply Gem Industries, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	3089	11-1727150
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(IRS Employer Identification No.)

185 Platt Clay Way

Kearney, Missouri 64060
(800) 800-2244
(Address, including zip code, and telephone number,
including area code, of Registrant’s principal executive offices)

Shawn K. Poe

Ply Gem Industries, Inc.
185 Platt Clay Way
Kearney, Missouri 64060
(800) 800-2244
(Name, address, including zip code, and telephone number,
including area code, of agent for service)

Copies to:

John C. Kennedy, Esq.

Paul, Weiss, Rifkind, Wharton & Garrison LLP
1285 Avenue of the Americas
New York, New York 10019-6064
(212) 373-3000

          Approximate date of commencement of proposed sale to public: As soon as practicable after this Registration Statement becomes effective.

          If the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box.     ☐

          If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.     ☐

          If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.     ☐

          The Registrants hereby amend this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrants shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the SEC, acting pursuant to said Section 8(a), may determine.

TABLE OF ADDITIONAL REGISTRANTS

	State or Other	Primary Standard	IRS
	Jurisdiction of	Industrial	Employer
	Incorporation or	Classification	Identification
Name	Organization	Code Number	Number

Ply Gem Holdings, Inc.	Delaware	3089	20-0645710
Great Lakes Window, Inc.	Ohio	3089	34-1548026
Kroy Building Products, Inc.	Delaware	3089	04-3248415
Napco, Inc.	Delaware	3089	13-3637496
Thermal-Gard, Inc.	Pennsylvania	3089	25-1832352
Variform, Inc.	Missouri	3089	43-0799731
Napco Window Systems, Inc.	Delaware	3089	06-1592534
MWM Holding, Inc.	Delaware	3089	22-3889412
MW Manufacturers Holding Corp.	Delaware	3089	13-3850025
MW Manufacturers, Inc.	Delaware	3089	63-0400153
Lineal Technologies, Inc.	Delaware	3089	06-1546536
Patriot Manufacturing, Inc.	Delaware	3089	06-1545739

      The address of each of the additional registrants is c/o Ply Gem Industries, Inc., 185 Platt Clay Way, Kearney, Missouri 64060, (800) 800-2244.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 20.     Indemnification of Directors and Officers.

      Section 145 of the Delaware General Corporation Law (the “DGCL”) grants a Delaware corporation the power to indemnify any director, officer, employee or agent against reasonable expenses (including attorneys’ fees) incurred by him in connection with any proceeding brought by or on behalf of the corporation and against judgments, fines, settlements and reasonable expenses (including attorneys’ fees) incurred by him in connection with any other proceeding, if (a) he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and (b) in the case of any criminal proceeding, he had no reasonable cause to believe his conduct was unlawful. Except as ordered by a court, however, no indemnification is to be made in connection with any proceeding brought by or in the right of the corporation where the person involved is adjudged to be liable to the corporation.

      Article 7 of our amended and restated certificate of incorporation provides that we shall indemnify and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, any person who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a “proceeding”) by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was a director or officer of the corporation or, while a director or officer of the corporation, is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, enterprise or nonprofit entity, including service with respect to employee benefit plans, against all liability and loss suffered and expenses (including attorneys’ fees) reasonably incurred by such person. Notwithstanding the preceding sentence, we shall be required to indemnify a person in connection with a proceeding (or part thereof) initiated by such person only if the commencement of such proceeding (or part thereof) was authorized by our board of directors.

      Section 102 of the DGCL permits the limitation of directors’ personal liability to the corporation or its stockholders for monetary damages for breach of fiduciary duties as a director except for (i) any breach of the director’s duty of loyalty to the corporation or its stockholders, (ii) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law, (iii) breaches under section 174 of the DGCL, which relates to unlawful payments of dividends or unlawful stock repurchase or redemptions, and (iv) any transaction from which the director derived an improper personal benefit.

      Article 7 of our amended and restated certificate of incorporation limits the personal liability of our directors to the fullest extent permitted by the DGCL.

      Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers or persons controlling the registrant pursuant to the foregoing provisions, the registrant has been informed that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

      We maintain directors’ and officers’ liability insurance for our officers and directors.

Item 21.	Exhibits and Financial Statement Schedules.

(a)	The following exhibits are being filed with this Registration Statement on Form S-4:

Exhibit
Number		Description

2	.1*	Stock Purchase Agreement, dated as of December 19, 2003, among Ply Gem Investment Holdings, Inc., (f/k/a CI Investment Holdings, Inc.), Nortek, Inc. and WDS LLC.
2	.2*	Stock Purchase Agreement, dated as of July 23, 2004, among Ply Gem Industries, Inc., MWM Holding, Inc. and the stockholders listed on schedule 1 thereto.

Exhibit
Number		Description

3	.1*	Amended and Restated Certificate of Incorporation of Ply Gem Industries, Inc.
3	.2*	Amended Bylaws of Ply Gem Industries, Inc.
3	.3*	Certificate of Incorporation of Ply Gem Holdings, Inc.
3	.4*	Bylaws of Ply Gem Holdings, Inc.
3	.5*	Articles of Incorporation of Great Lakes Window, Inc. (f/k/a GLW Acquisition Corp.).
3	.6*	Certificate of Amendment to Articles of Great Lakes Window, Inc.
(f/k/a GLW Acquisition Corp.).
3	.7*	By-laws of Great Lakes Window, Inc.
3	.8*	Restated Certificate of Incorporation of Kroy Building Products, Inc.
3	.9*	By-laws of Kroy Building Products, Inc. (f/k/a KBP Acquisition Corp.).
3	.10*	Certificate of Incorporation of Napco, Inc. (f/k/a PGI Investments, Inc.).
3	.11*	Certificate of Amendment of the Certificate of Incorporation of Napco, Inc.
(f/k/a/ PGI Investments, Inc.).
3	.12*	Certificate of Merger, merging Napco, Inc. and NVP, Inc. with and into 2001 Investments, Inc., under the name Napco, Inc.
3	.13*	By-laws of Napco, Inc. (f/k/a 2001 Investments, Inc.).
3	.14*	Articles of Incorporation of Thermal-Gard, Inc. (f/k/a Caradon Thermal-Gard, Inc.).
3	.15*	By-laws of Thermal-Gard, Inc.
3	.16*	Articles of Incorporation of Variform, Inc.(f/k/a Variform Plastics, Inc.).
3	.17*	Certificate of Merger, and Articles of Merger, merging Ayers Plastics Company, Inc. into Variform Plastics, Inc.
3	.18*	Certificate of Amendment of the Articles of Incorporation of Variform, Inc.
(f/k/a Variform Plastics, Inc.).
3	.19*	Certificate of Amendment of the Articles of Incorporation of Variform, Inc.
(f/k/a Variform Plastics, Inc.).
3	.20*	By-laws of Variform, Inc.
3	.21*	Certificate of Incorporation of Napco Window Systems, Inc.
3	.22*	By-laws of Napco Window Systems, Inc.
3	.23*	Certificate of Incorporation of MWM Holding, Inc.
3	.24*	Bylaws of MWM Holding, Inc.
3	.25*	Certificate of Incorporation of MW Manufacturers Holding Corp.
3	.26*	Bylaws of MW Manufacturers Holding Corp.
3	.27*	Certificate of Incorporation of MW Manufacturers, Inc.
3	.28*	Bylaws of MW Manufacturers, Inc.
3	.29*	Certificate of Incorporation of Patriot Manufacturing, Inc.
3	.30*	Bylaws of Patriot Manufacturing, Inc.
3	.31*	Certificate of Incorporation of Lineal Technologies, Inc.
3	.32*	Bylaws of Lineal Technologies, Inc.
4	.1*	Indenture, dated as of February 12, 2004, among Ply Gem Industries, Inc., the Guarantors thereto and U.S. Bank National Association, as Trustee.
4	.2*	Form of Exchange Note (included as Exhibit A of Exhibit 4.1 of this Registration Statement).

Exhibit
Number		Description

4	.3*	Registration Rights Agreement, dated as of February 12, 2004, among Ply Gem Industries, Inc., the Guarantors, UBS Securities LLC, Deutsche Bank Securities Inc., CIBC World Markets Corp., and Merrill Lynch, Pierce, Fenner & Smith Incorporated.
4	.4*	First Supplemental Indenture, dated as of August 27, 2004, among Ply Gem Industries, MWM Holding, Inc., MW Manufacturers Holding Corp., MW Manufacturers, Inc., Lineal Technologies, Inc., Patriot Manufacturing, Inc. and U.S. Bank National Association, as trustee.
5	.1***	Opinion of Paul, Weiss, Rifkind, Wharton & Garrison LLP.
5	.2***	Opinion of Lathrop & Gage L.C.
5	.3***	Opinion of Marshall & Melhorn LLC.
5	.4***	Opinion of Saul Ewing LLP.
8	.1***	Opinion of Paul, Weiss, Rifkind, Wharton and Garrison LLP.
10	.1*	Amended and Restated Credit Agreement dated as of February 12, 2004, amended and restated as of March 3, 2004, among Ply Gem Industries, Inc., as U.S. borrower, CWD Windows and Doors, Inc. as Canadian borrower, Ply Gem Holdings, Inc. and the other guarantors party thereto, as guarantors, the lenders party thereto, and UBS Securities LLC and Deutsche Bank Securities Inc., as joint lead arrangers and bookrunners.
10	.2*	Credit Agreement dated as of February 12, 2004, among Ply Gem Industries, Inc., as U.S. Borrower, CWD Windows and Doors, Inc. as Canadian borrower, Ply Gem Holdings, Inc. and the other guarantors party thereto, as guarantors, the lenders party thereto, and UBS Securities LLC and Deutsche Bank Securities Inc., as joint lead arrangers and bookrunners.
10	.3*	U.S. Security Agreement, dated February 12, 2003, among by Ply Gem Industries, Inc., as U.S. borrower and the guarantors party thereto and UBS AG, Stamford Branch, as Collateral Agent.
10	.4*	Ply Gem Investment Holdings Phantom Stock Plan.
10	.5*	Ply Gem Investment Holdings 2004 Stock Option Plan.
10	.6*	Change in Control Severance Benefit Plan.
10	.7*	Letter from Richard L. Bready to Lee Meyer, dated October 31, 2003, regarding key employee incentive program.
10	.8*	Letter from Richard L. Bready to Shawn Poe, dated October 31, 2003, regarding key employee incentive program.
10	.9*	Letter from Richard L. Bready to John Wayne, dated October 31, 2003, regarding key employee incentive program.
10	.10*	Letter from Richard L. Bready to Mark Watson, dated October 31, 2003, regarding key employee incentive program.
10	.11*	Letter from Richard L. Bready to Bryan Sveinson, dated October 31, 2003, regarding key employee incentive program.
10	.12*	Separation, Consulting and Noncompetition Agreement, dated as of January 5, 2004, between John T. Forbis and Kroy Building Products, Inc.
10	.13*	Debt Financing Advisory Agreement dated as of February 12, 2004, between Ply Gem Industries, Inc. and CxCIC LLC.
10	.14*	General Advisory Agreement dated as of February 12, 2004, between Ply Gem Industries, Inc. and CxCIC LLC.
10	.15*	Tax Sharing Agreement dated as of February 12, 2004, between Ply Gem Investment Holdings, Inc., Ply Gem Holdings Inc. and Ply Gem Industries, Inc.
10	.16*	Transition Services Agreement dated as of February 12, 2004 by and between Nortek, Inc., and Ply Gem Industries, Inc.

Exhibit
Number		Description

10	.17*	Stock Purchase Agreement, dated as of April 2, 2002, between Hoover FRT Acquisition Co. and Ply Gem Industries, Inc.
10	.18*	Stock Purchase Agreement, dated as of November 22, 2002, between Alcoa Building Products, Inc., Ply Gem Industries, Inc. and Nortek, Inc.
10	.19*	Letter from Richard L. Bready to John T. Forbis, dated October 31, 2003, regarding key employee incentive program.
10	.20*	Retention letter bonus agreement, between Kroy Building Products, Inc. and John T. Forbis, dated August, 1999.
10	.21*	Second Amended and Restated Credit Agreement dated as of February 12, 2004, as first amended and restated as of March 3, 2004, as further amended and restated as of August 27, 2004, among Ply Gem Industries, Inc., as U.S. Borrower, CWD Windows and Doors, Inc. as Canadian borrower, Ply Gem Holdings, Inc. and the other guarantors party thereto, as guarantors, the lenders party thereto, and UBS Securities LLC and Deutsche Bank Securities Inc., as joint lead arrangers and bookrunners.
10	.22*	Ply Gem Investment Holdings, Inc. Amended and Restated Phantom Stock Plan.
12	.1*	Statement of Computation of Ratios of Earnings and Fixed Charges.
21	.1*	List of Subsidiaries of Ply Gem Industries, Inc.
23	.1**	Consent of Ernst & Young LLP.
23	.2**	Consent of Ernst & Young LLP.
23	.3**	Consent of Ernst & Young LLP.
23	.4***	Consent of Paul, Weiss, Rifkind, Wharton & Garrison LLP (included in Exhibit 5.2 to this Registration Statement).
24	.1**	Powers of Attorney (included on signature pages of this Part II).
25	.1*	Form T-1 Statement of Eligibility of U.S. Bank National Association to act as trustee under the Indenture.
99	.1**	Form of Letter of Transmittal.
99	.2**	Form of Notice of Guaranteed Delivery.

*	Incorporated by reference to the exhibits filed with Ply Gem Industries, Inc.’s Registration Statement on Form S-4 and the amendments thereto (File No. 333-114041).

**	Previously filed.

***	Filed herewith.

      (b) Financial statement schedules furnished:

Valuation and Qualifying Accounts

Ply Gem Industries, Inc.
December 31, 2003
(In Thousands)

	Balance at	Charged to		Deductions	Balance at
	Beginning	Costs and	Charged to	from	End of
	of Year	Expenses	Other Accounts	Reserves	Year

Year Ended December 31, 2003
Allowance for doubtful accounts and sales allowances	$(7,129)	$(3,255)	$(74)	$1,763	$(8,695)

Year Ended December 31, 2002
Allowance for doubtful accounts and sales allowances	$(5,580)	$(3,623)	$(115)	$2,189	$(7,129)

Year Ended December 31, 2001
Allowance for doubtful accounts and sales allowances	$(3,906)	$(3,126)	$(101)	$1,553	$(5,580)

Report of Independent Registered Public Accounting Firm

      We have audited the combined financial statements of Ply Gem Industries, Inc. and subsidiaries and CWD Windows & Doors, a division of Broan-Nutone Canada Inc. as of December 31, 2003 and 2002, and for the period January 10, 2003 to December 31, 2003, January 1, 2003 to January 9, 2003, and for each of the two years in the period ended December 31, 2002, and have issued our report thereon dated March 26, 2004, except for Note 11, as to which the date is August 6, 2004 (included elsewhere in this Registration Statement). Our audits also included the financial statement schedule listed in Item 21b of this Registration Statement. This schedule is the responsibility of the Company’s management. Our responsibility is to express an opinion based on our audits.

      In our opinion, the financial statement schedule referred to above, when considered in relation to the basic financial statements taken as a whole, present fairly in all material respects the information set forth therein.

/s/ ERNST & YOUNG LLP

Boston, Massachusetts

March 26, 2004

Item 22.	Undertakings.

      (a) The undersigned registrants hereby undertake to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement.

      (b) The undersigned registrants hereby undertake that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant’s annual report pursuant to Section 13(a) or 15(d) of the Exchange Act of 1934 (and where applicable, each filing of an employee benefit plan’s annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

      (c) The undersigned registrants hereby undertake to respond to requests for information that is incorporated by reference into the prospectus pursuant to Item 4, 10(b), 11 or 13 of this form, within one business day of receipt of such request, and to send the incorporated documents by first class mail or other equally prompt means. This includes information contained in documents filed subsequent to the effective date of the registration statement through the date of responding to the request.

      (d) The undersigned registrants hereby undertake to supply by means of a post-effective amendment all information concerning a transaction, and the company being acquired involved therein, that was not the subject of and included in the registration statement when it became effective.

      (e) Insofar as indemnification for liabilities arising under the Act may be permitted to directors, officers and controlling persons of the registrants pursuant to the foregoing provisions, or otherwise, the registrants have been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrants of expenses incurred or paid by a director, officer or controlling person of the registrants in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrants will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

      (f) The undersigned registrants hereby undertake:

(i)	to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

A.	to include any prospectus required by of the Securities Act of 1933;

B.	to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to if, in the aggregate, the changes in volume and price represent no more than 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement.

C.	to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

(ii)	that, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof; and

(iii)	to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the registrant duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Kearney, State of Missouri, on January 10, 2005.

PLY GEM INDUSTRIES, INC.

By:	/s/ LEE D. MEYER

Name: Lee D. Meyer
Title: President and Chief Executive Officer

      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on January 10, 2005.

Signature		Title

/s/ LEE D. MEYER Lee D. Meyer		President, Chief Executive Officer and Director (Principal Executive Officer)

/s/ SHAWN K. POE Shawn K. Poe		Vice President, Chief Financial Officer, Treasurer and Secretary (Principal Financial and Accounting Officer)

* Frederick Iseman		Chairman of the Board and Director

* Robert A. Ferris		Chairman of the Executive Committee and Director

* Steven M. Lefkowitz		Director

* John D. Roach		Director

*By:	/s/ SHAWN K. POE Shawn K. Poe Attorney-in-Fact

SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the registrant duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Kearney, State of Missouri, on January 10, 2005.

PLY GEM HOLDINGS, INC.

By:	/s/ LEE D. MEYER

Name: Lee D. Meyer
Title: President and Chief Executive Officer

      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on January 10, 2005.

Signature		Title

/s/ LEE D. MEYER Lee D. Meyer		President, Chief Executive Officer and Director (Principal Executive Officer)

/s/ SHAWN K. POE Shawn K. Poe		Vice President, Chief Financial Officer, Treasurer and Secretary (Principal Financial and Accounting Officer)

* Frederick Iseman		Chairman of the Board and Director

* Robert A. Ferris		Chairman of the Executive Committee and Director

* Steven M. Lefkowitz		Director

* John D. Roach		Director

*By:	/s/ SHAWN K. POE Shawn K. Poe Attorney-in-Fact

SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the registrant duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Kearney, State of Missouri, on January 10, 2005.

GREAT LAKES WINDOW, INC.

By:	*

Name: Mark Watson
Title: President

      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on January 10, 2005.

Signature		Title

* Mark Watson		President (Principal Executive Officer)

/s/ SHAWN K. POE Shawn K. Poe		Vice President, Treasurer, Secretary and Director (Principal Financial and Accounting Officer)

* Robert A. Ferris		Director

/s/ LEE D. MEYER Lee D. Meyer		Director

*By:	/s/ SHAWN K. POE Shawn K. Poe Attorney-in-Fact

SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the registrant duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Kearney, State of Missouri, on January 10, 2005.

KROY BUILDING PRODUCTS, INC.

By:	*

Name: David McCready
Title: President

      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on January 10, 2005.

Signature		Title

* David S. McCready		President (Principal Executive Officer)

/s/ SHAWN K. POE Shawn K. Poe		Vice President, Treasurer, Secretary and Director (Principal Financial and Accounting Officer)

* Robert A. Ferris		Director

/s/ LEE D. MEYER Lee D. Meyer		Director

*By:	/s/ SHAWN K. POE Shawn K. Poe Attorney-in-Fact

SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the registrant duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Kearney, State of Missouri, on January 10, 2005.

NAPCO, INC.

By:	*

Name: John C. Wayne
Title: President

POWER OF ATTORNEY

      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on January 10, 2005.

Signature		Title

* John C. Wayne		President (Principal Executive Officer)

/s/ SHAWN K. POE Shawn K. Poe		Vice President, Finance, Treasurer, Secretary and Director (Principal Financial and Accounting Officer)

* Robert A. Ferris		Director

/s/ LEE D. MEYER Lee D. Meyer		Director

By:	/s/ SHAWN K. POE Shawn K. Poe Attorney-in-Fact

SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the registrant duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Kearney, State of Missouri, on January 10, 2005.

THERMAL-GARD, INC.

By:	*

Name: Mark Watson
Title: President

      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on January 10, 2005.

Signature		Title

* Mark Watson		President (Principal Executive Officer)

/s/ SHAWN K. POE Shawn K. Poe		Vice President, Treasurer, Secretary and Director (Principal Financial and Accounting Officer)

* Robert A. Ferris		Director

/s/ LEE D. MEYER Lee D. Meyer		Director

*By:	/s/ SHAWN K. POE Shawn K. Poe Attorney-in-Fact

SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the registrant duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Kearney, State of Missouri, on January 10, 2005.

VARIFORM, INC.

By:	*

Name: John C. Wayne
Title: President

      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on January 10, 2005.

Signature		Title

* John C. Wayne		President (Principal Executive Officer)

/s/ SHAWN K. POE Shawn K. Poe		Vice President, Finance, Treasurer, Secretary and Director (Principal Financial and Accounting Officer)

* Robert A. Ferris		Director

/s/ LEE D. MEYER Lee D. Meyer		Director

*By:	/s/ SHAWN K. POE Shawn K. Poe Attorney-in-Fact

SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the registrant duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Kearney, State of Missouri, on January 10, 2005.

NAPCO WINDOW SYSTEMS, INC.

By:	*

Name: Mark Watson
Title: President

      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on January 10, 2005.

Signature		Title

* Mark Watson		President (Principal Executive Officer)

/s/ SHAWN K. POE Shawn K. Poe		Vice President, Finance, Treasurer, Secretary and Director (Principal Financial and Accounting Officer)

* Robert A. Ferris		Director

/s/ LEE D. MEYER Lee D. Meyer		Director

*By:	/s/ SHAWN K. POE Shawn K. Poe Attorney-in-Fact

SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the registrant duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Kearney, State of Missouri, on January 10, 2005.

MWM HOLDING, INC.

By:	*

Name: Michael Haley
Title: President

      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on January 10, 2005.

Signature		Title

* Michael Haley		President and Director (Principal Executive Officer)

/s/ SHAWN K. POE Shawn K. Poe		Vice President, Treasurer, Secretary and Director (Principal Financial and Accounting Officer)

/s/ LEE D. MEYER Lee D. Meyer		Vice President and Director

* Robert A. Ferris		Director

* Lynn Morstad		Director

*By:	/s/ SHAWN K. POE Shawn K. Poe Attorney-in-Fact

SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the registrant duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Kearney, State of Missouri, on January 10, 2005.

MW MANUFACTURERS HOLDING CORP.

By:	*

Name: Michael Haley

Title: President and Chief Executive Officer

      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on January 10, 2005.

Signature		Title	Date

* Michael Haley		President and Chief Executive Officer (Principal Executive Officer)

/s/ SHAWN K. POE Shawn K. Poe		Vice President, Treasurer, Secretary and Director (Principal Financial and Accounting Officer)

/s/ LEE D. MEYER Lee D. Meyer		Vice President and Director

* Robert A. Ferris		Director

* Lynn Morstad		Director

*By:	/s/ SHAWN K. POE Shawn K. Poe Attorney-in-Fact

SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the registrant duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Kearney, State of Missouri, on January 10, 2005.

MW MANUFACTURERS, INC.

By:	*

Name: Michael Haley

Title:	President and Chief Executive Officer

      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on January 10, 2005.

Signature		Title	Date

* Michael Haley		President and Chief Executive Officer (Principal Executive Officer)

/s/ SHAWN K. POE Shawn K. Poe		Vice President, Treasurer, Secretary and Director (Principal Financial and Accounting Officer)

/s/ LEE D. MEYER Lee D. Meyer		Vice President and Director

* Robert A. Ferris		Director

* Lynn Morstad		Director

*By:	/s/ SHAWN K. POE Shawn K. Poe Attorney-in-Fact

SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the registrant duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Kearney, State of Missouri, on January 10, 2005.

LINEAL TECHNOLOGIES, INC.

By:	*

Name: Michael Haley

Title:	President and Chief Executive Officer

      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on January 10, 2005.

Signature		Title

* Michael Haley		President, Chief Executive Officer and Director (Principal Executive Officer)

/s/ SHAWN K. POE Shawn K. Poe		Vice President, Treasurer, Secretary and Director (Principal Financial and Accounting Officer)

/s/ LEE D. MEYER Lee D. Meyer		Vice President and Director

* Robert A. Ferris		Director

* Lynn Morstad		Chief Operating Officer and Director

*By:	/s/ SHAWN K. POE Shawn K. Poe Attorney-in-Fact

SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the registrant duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Kearney, State of Missouri, on January 10, 2005.

PATRIOT MANUFACTURING, INC.

By:	*

Name: Michael Haley

Title:	President and Chief Executive Officer

      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on January 10, 2005.

Signature		Title

* Michael Haley		President, Chief Executive Officer and Director (Principal Executive Officer)

/s/ SHAWN K. POE Shawn K. Poe		Vice President, Treasurer, Secretary and Director (Principal Financial and Accounting Officer)

/s/ LEE D. MEYER Lee D. Meyer		Vice President and Director

* Robert A. Ferris		Director

* Lynn Morstad		Chief Operating Officer and Director

*By:	/s/ SHAWN K. POE Shawn K. Poe Attorney-in-Fact

EXHIBIT INDEX

Exhibit
Number		Description

2	.1*	Stock Purchase Agreement, dated as of December 19, 2003, among Ply Gem Investment Holdings, Inc., (f/k/a CI Investment Holdings, Inc.), Nortek, Inc. and WDS LLC.
2	.2*	Stock Purchase Agreement, dated as of July 23, 2004, among Ply Gem Industries, Inc., MWM Holding, Inc. and the stockholders listed on Schedule 1 thereto.
3	.1*	Amended and Restated Certificate of Incorporation of Ply Gem Industries, Inc.
3	.2*	Amended Bylaws of Ply Gem Industries, Inc.
3	.3*	Certificate of Incorporation of Ply Gem Holdings, Inc.
3	.4*	Bylaws of Ply Gem Holdings, Inc.
3	.5*	Articles of Incorporation of Great Lakes Window, Inc. (f/k/a GLW Acquisition Corp.).
3	.6*	Certificate of Amendment to Articles of Great Lakes Window, Inc. (f/k/a GLW Acquisition Corp.).
3	.7*	By-laws of Great Lakes Window, Inc.
3	.8*	Restated Certificate of Incorporation of Kroy Building Products, Inc.
3	.9*	By-laws of Kroy Building Products, Inc. (f/k/a KBP Acquisition Corp.).
3	.10*	Certificate of Incorporation of Napco, Inc. (f/k/a PGI Investments, Inc.).
3	.11*	Certificate of Amendment of the Certificate of Incorporation of Napco, Inc. (f/k/a/ PGI Investments, Inc.).
3	.12*	Certificate of Merger, merging Napco, Inc. and NVP, Inc. with and into 2001 Investments, Inc., under the name Napco, Inc.
3	.13*	By-laws of Napco, Inc. (f/k/a 2001 Investments, Inc.).
3	.14*	Articles of Incorporation of Thermal-Gard, Inc. (f/k/a Caradon Thermal-Gard, Inc.).
3	.15*	By-laws of Thermal-Gard, Inc.
3	.16*	Articles of Incorporation of Variform, Inc. (f/k/a Variform Plastics, Inc.).
3	.17*	Certificate of Merger, and Articles of Merger, merging Ayers Plastics Company, Inc. into Variform Plastics, Inc.
3	.18*	Certificate of Amendment of the Articles of Incorporation of Variform, Inc. (f/k/a Variform Plastics, Inc.).
3	.19*	Certificate of Amendment of the Articles of Incorporation of Variform, Inc. (f/k/a Variform Plastics, Inc.).
3	.20*	By-laws of Variform, Inc.
3	.21*	Certificate of Incorporation of Napco Window Systems, Inc.
3	.22*	By-laws of Napco Window Systems, Inc.
3	.23*	Certificate of Incorporation of MWM Holding, Inc.
3	.24*	Bylaws of MWM Holding, Inc.
3	.25*	Certificate of Incorporation of MW Manufacturers Holding Corp.
3	.26*	Bylaws of MW Manufacturers Holding Corp.
3	.27*	Certificate of Incorporation of MW Manufacturers, Inc.
3	.28*	Bylaws of MW Manufacturers, Inc.
3	.29*	Certificate of Incorporation of Patriot Manufacturing, Inc.
3	.30*	Bylaws of Patriot Manufacturing, Inc.
3	.31*	Certificate of Incorporation of Lineal Technologies, Inc.
3	.32*	Bylaws of Lineal Technologies, Inc.
4	.1*	Indenture, dated as of February 12, 2004, among Ply Gem Industries, Inc., the Guarantors thereto and U.S. Bank National Association, as Trustee.
4	.2*	Form of Exchange Note (included as Exhibit A of Exhibit 4.1 of this Registration Statement).

Exhibit
Number		Description

4	.3*	Registration Rights Agreement, dated as of February 12, 2004, among Ply Gem Industries, Inc., the Guarantors, UBS Securities LLC, Deutsche Bank Securities Inc., CIBC World Markets Corp., and Merrill Lynch, Pierce, Fenner & Smith Incorporated.
4	.4*	First Supplemental Indenture, dated as of August 27, 2004, among Ply Gem Industries, Inc., MWM Holding, Inc., MW Manufacturers Holding Corp., MW Manufacturers, Inc., Lineal Technologies, Inc., Patriot Manufacturing, Inc. and U.S. Bank National Association, as trustee.
5	.1***	Opinion of Paul, Weiss, Rifkind, Wharton & Garrison LLP.
5	.2***	Opinion of Lathrop & Gage L.C.
5	.3***	Opinion of Marshall & Melhorn LLC.
5	.4***	Opinion of Saul Ewing LLP.
8	.1***	Opinion of Paul, Weiss, Rifkind, Wharton & Garrison LLP.
10	.1*	Amended and Restated Credit Agreement dated as of February 12, 2004, amended and restated as of March 3, 2004, among Ply Gem Industries, Inc., as U.S. borrower, CWD Windows and Doors, Inc. as Canadian borrower, Ply Gem Holdings, Inc. and the other guarantors party thereto, as guarantors, the lenders party thereto, and UBS Securities LLC and Deutsche Bank Securities Inc., as joint lead arrangers and bookrunners.
10	.2*	Credit Agreement dated as of February 12, 2004, among Ply Gem Industries, Inc., as U.S. Borrower, CWD Windows and Doors, Inc. as Canadian borrower, Ply Gem Holdings, Inc. and the other guarantors party thereto, as guarantors, the lenders party thereto, and UBS Securities LLC and Deutsche Bank Securities Inc., as joint lead arrangers and bookrunners.
10	.3*	U.S. Security Agreement, dated February 12, 2003, among by Ply Gem Industries, Inc., as U.S. borrower and the guarantors party thereto and UBS AG, Stamford Branch, as Collateral Agent.
10	.4*	Ply Gem Investment Holdings Phantom Stock Plan.
10	.5*	Ply Gem Investment Holdings 2004 Stock Option Plan.
10	.6*	Change in Control Severance Benefit Plan.
10	.7*	Letter from Richard L. Bready to Lee Meyer, dated October 31, 2003, regarding key employee incentive program.
10	.8*	Letter from Richard L. Bready to Shawn Poe, dated October 31, 2003, regarding key employee incentive program.
10	.9*	Letter from Richard L. Bready to John Wayne, dated October 31, 2003, regarding key employee incentive program.
10	.10*	Letter from Richard L. Bready to Mark Watson, dated October 31, 2003, regarding key employee incentive program.
10	.11*	Letter from Richard L. Bready to Bryan Sveinson, dated October 31, 2003, regarding key employee incentive program.
10	.12*	Separation, Consulting and Noncompetition Agreement, dated as of January 5, 2004, between John T. Forbis and Kroy Building Products, Inc.
10	.13*	Debt Financing Advisory Agreement dated as of February 12, 2004, between Ply Gem Industries, Inc. and CxCIC LLC.
10	.14*	General Advisory Agreement dated as of February 12, 2004, between Ply Gem Industries, Inc. and CxCIC LLC.
10	.15*	Tax Sharing Agreement dated as of February 12, 2004, between Ply Gem Investment Holdings, Inc., Ply Gem Holdings Inc. and Ply Gem Industries, Inc.
10	.16*	Transition Services Agreement dated as of February 12, 2004 by and between Nortek, Inc., and Ply Gem Industries, Inc.
10	.17*	Stock Purchase Agreement, dated as of April 2, 2002, between Hoover FRT Acquisition Co. and Ply Gem Industries, Inc.

Exhibit
Number		Description

10	.18*	Stock Purchase Agreement, dated as of November 22, 2002, between Alcoa Building Products, Inc., Ply Gem Industries, Inc. and Nortek, Inc.
10	.19*	Letter from Richard L. Bready to John T. Forbis, dated October 31, 2003, regarding key employee incentive program.
10	.20*	Retention Letter Bonus Agreement, between Kroy Building Products, Inc. and John T. Forbis, dated August, 1999.
10	.21*	Second Amended and Restated Credit Agreement dated as of February 12, 2004, as first amended and restated as of March 3, 2004, as further amended and restated as of August 27, 2004, among Ply Gem Industries, Inc., as U.S. Borrower, CWD Windows and Doors, Inc. as Canadian borrower, Ply Gem Holdings, Inc. and the other guarantors party thereto, as guarantors, the lenders party thereto, and UBS Securities LLC and Deutsche Bank Securities Inc., as joint lead arrangers and bookrunners.
10	.22*	Ply Gem Investment Holdings, Inc. Amended and Restated Phantom Stock Plan.
12	.1*	Statement of Computation of Ratios of Earnings and Fixed Charges.
21	.1*	List of Subsidiaries of Ply Gem Industries, Inc.
23	.1**	Consent of Ernst & Young LLP.
23	.2**	Consent of Ernst & Young LLP.
23	.3**	Consent of Ernst & Young LLP.
23	.4***	Consent of Paul, Weiss, Rifkind, Wharton & Garrison LLP (included in Exhibit 5.2 to this Registration Statement).
24	.1**	Powers of Attorney (included on signature pages of this Part II).
25	.1*	Form T-1 Statement of Eligibility of U.S. Bank National Association to act as trustee under the Indenture.
99	.1**	Form of Letter of Transmittal.
99	.2**	Form of Notice of Guaranteed Delivery.

*	Incorporated by reference to the exhibits filed with Ply Gem Industries, Inc.’s Registration Statement on Form S-4 and the amendments thereto (File No. 333-114041).

**	Previously filed.

***	Filed herewith.